UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Reported Event):
September 21, 2009 (September 20, 2009)
PEROT SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-14773	75-2230700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2300 West Plano Parkway
Plano, Texas 75075
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code:
(972) 577-0000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-2.1
EX-2.2
EX-2.3
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
Merger Agreement
     On September 20, 2009, Perot Systems Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Dell Inc., a Delaware corporation (“Dell”), and DII - Holdings Inc., a Delaware corporation and an indirect wholly owned subsidiary of Dell (“Purchaser”).
     Pursuant to the Merger Agreement, subject to the terms and conditions thereof, Purchaser will commence a tender offer (the “Offer”) to purchase all of the outstanding shares of Class A common stock, par value $0.01 per share, of the Company (the “Shares”) at a purchase price of $30.00 per share in cash, without interest thereon (the “Offer Price”). Upon successful completion of the Offer, and subject to the terms and conditions of the Merger Agreement, Purchaser will be merged with and into the Company (the “Merger”), and the Company will survive the Merger as an indirect wholly owned subsidiary of Dell.
     Purchaser has agreed to commence the Offer by no later than October 2, 2009, and the Offer shall remain open for at least 20 business days. Consummation of the Offer and the Merger is subject to the satisfaction or waiver of a number of customary closing conditions set forth in the Merger Agreement, including, among others, that (i) there is validly tendered (and not withdrawn) at least 66 2/3% of the Shares determined on a fully-diluted basis, (ii) certain regulatory clearances have been obtained by the parties, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and clearances under antitrust laws of other countries, (iii) a material adverse effect to the Company shall not have occurred, and (iv) the other conditions set forth in the Merger Agreement have been satisfied or waived.
     Pursuant to the Merger Agreement, the Company granted Dell and Purchaser, subject to certain conditions and limitations, an irrevocable option to purchase, following completion of the Offer and at the Offer Price, a number of Shares that, when added to the number of Shares owned by Dell or Purchaser at the time of exercise of the option, constitutes one share more than 90% of the fully-diluted Shares (the “Top-Up Option”). The Top-Up Option is intended to expedite the timing of the completion of the Merger by effecting the Merger pursuant to Delaware’s “short form” merger statute. Following the Offer and, if necessary, the exercise of the Top-Up Option, if Purchaser does not own at least 90% of the outstanding Shares, a Company stockholder vote is required to consummate the Merger. In such case, the approval of the Merger at a meeting of the Company’s stockholders would be assured because of Purchaser’s ownership of at least 66 2/3% of the Shares following completion of the Offer.
     At the effective time of the Merger (the “Effective Time”), each outstanding Share, other than Shares owned by Dell or its subsidiaries immediately prior to the Effective Time, or which have been cashed out or settled pursuant to the Company’s equity based compensation plans (“Stock Plans”) as described in the following sentence, will automatically be converted into the right to receive the Offer Price on the terms and subject to the conditions set forth in the Merger Agreement. The Merger Agreement provides that options to purchase Shares and stock appreciation rights settleable in Shares (collectively, “Company Stock Option Awards”) granted under any of the Company’s Stock Plans immediately prior to the time that Dell owns at least 80% of the outstanding Shares for purposes of section 1504 of the Internal Revenue Code of 1986, as amended (the “Threshold Time”), will vest and be cancelled immediately following the Threshold Time, and the holder of such Company Stock Option Award will receive from Dell or Purchaser an amount (subject to any applicable withholding tax) in cash equal to the product of (x) the excess, if any, of the Offer Price over the exercise or base price, as applicable, per share of each such Company Stock Option Award, multiplied by (y) the total number of Shares subject to such Company Stock Option Award. The Merger Agreement further provides that each restricted stock unit award and restricted stock award (a “Restricted Stock Award”) that is outstanding under any Stock Plan immediately before the Threshold Time, will vest and be cancelled immediately following the Threshold Time and converted into the right to receive an amount (subject to any applicable withholding tax) in cash equal to the product of (x) the Offer Price multiplied by (y) the total number of Shares subject to such Restricted Stock Award. Purchaser shall pay the foregoing consideration to the holders of Company Stock Option Awards and Restricted Stock Awards as soon as administratively practicable following the Threshold Time. Certain executive officers of the Company may elect to convert a percentage of the consideration otherwise payable in the Merger with respect to their Company Stock Option Awards or Restricted Stock Awards into restricted stock unit awards of Dell.
     The Merger Agreement further provides that, upon payment for the Shares pursuant to the Offer, Dell shall be entitled to designate a number of directors to the Board of Directors of the Company (the “Board”) in proportion with the percentage of the Shares it owns following the Offer. Between such time and the Effective Time, the Board will have at least three directors who are directors of the Company on the date of the Merger Agreement and who are neither officers of the Company nor designees or affiliates of Dell.
     Dell, Purchaser and the Company have made customary representations and warranties in the Merger Agreement and agreed to certain customary covenants, including covenants regarding operation of the business of the Company and its subsidiaries prior to the closing.
     In addition, the Company has made certain covenants restricting the Company from soliciting, or providing information or entering into discussions concerning, proposals relating to alternative business combination transactions. However, the Company may take such actions with respect to unsolicited proposals that the Board determines in good faith that (i) such proposals are, or could reasonably be expected to result in a proposal superior to the transactions contemplated by the Merger Agreement, and (ii) such actions are necessary to comply with the Board’s fiduciary duties. In such circumstances, and subject to certain obligations to notify Dell and permit Dell to negotiate the adjustment of the Merger Agreement to match the superior proposal, the Board may cause the Company to terminate the Merger Agreement in response to such superior proposal. Upon termination of the Merger Agreement in such circumstances or certain other situations, the Company is obligated to pay Dell a termination fee of $130,000,000. Moreover, if Dell terminates the Merger Agreement as a result of a breach of the Company’s representations or warranties or the Company’s failure to perform in any material respect under the Merger Agreement, which causes a failure of the Offer conditions and which is not cured, then the Company agrees to pay Dell’s reasonable out of pocket fees and expenses up to $40,000,000.
     The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.
Additional Agreements
     As inducement to Dell to enter into the Merger Agreement, certain officers, directors and principal stockholders of the Company (as listed below in the description to Exhibit 2.2 and Exhibit 2.3 of Item 9.01) (the “Tendering Stockholders”) have agreed to tender their Shares in connection with the Offer and to vote in favor of the Merger pursuant to Tender and Voting Agreements, dated September 20, 2009, entered into with Dell, Purchaser and the Company (the “Tender Agreements”). In addition, such Tendering Stockholders have agreed, subject to certain exceptions, to refrain from disposing of their Shares and soliciting alternative acquisition proposals to the Merger.

     The foregoing description of the Tender Agreements is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Tender Agreements, forms of which are filed as Exhibit 2.2 and Exhibit 2.3 to this Form 8-K and incorporated herein by reference.
     Further, in connection with the execution of the Merger Agreement, the Company’s executive officers and certain other officers entered into employment arrangements with Dell, effective upon completion of the Merger.
     Additionally, in connection with the execution of the Merger Agreement, H. Ross Perot and Ross Perot, Jr. have signed noncompetition and nonsolicitation agreements with Dell and the Company that limit their ability to compete with the Company or solicit its employees or customers for a period ending December 31, 2014. If the Merger Agreement is terminated prior to the closing of the Offer, such agreements will not become effective and will have no force or effect.
     Moreover, in connection with the execution of the Merger Agreement, Perot Systems Family Corporation, a Texas corporation, H. Ross Perot, Ross Perot, Jr. (collectively, “Licensor”) and the Company have entered into the Third Amended and Restated License Agreement, dated September 20, 2009 (the “License Agreement”), pursuant to which Licensor grants the Company and its affiliates an exclusive, royalty-free license to use “Perot Systems” and “Perot” in connection with the Company’s current businesses, products, services and charitable activities, and its future operations and activities resulting from the expansion of, and the integration with, Dell’s services and businesses. The License Agreement shall terminate automatically and without further action by Licensor or the Company in the event that the Merger Agreement is terminated in accordance with its terms.
     The foregoing description of the License Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the License Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.
Cautionary Note Regarding the Merger Agreement
     The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Dell or Purchaser. In particular, the representations and warranties contained in the Merger Agreement were made only for the purposes of the Merger Agreement, as of the specific dates therein, and were solely for the benefit of the parties to the Merger Agreement. The representations and warranties contained in the Merger Agreement may be subject to limitations agreed upon by the parties to the Merger Agreement and are qualified by information in confidential disclosure schedules provided by the Company in connection with the signing of the Merger Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may be subject to a standard of materiality provided for in the Merger Agreement and have been used for the purpose of allocating risk among the Company, Dell and Purchaser, rather than establishing matters of fact. Information concerning the subject matter of the representations and warranties may also change after the date of the Merger Agreement, which subsequent information may not be fully disclosed in the parties’ public disclosures. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about the Company, Dell or Purchaser. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Dell or Purchaser, or any of their respective subsidiaries or affiliates.

Additional Information
     The tender offer described in this Current Report on Form 8-K and the exhibits attached hereto has not yet commenced. The description contained herein is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company’s Class A common stock will be made only pursuant to a tender offer statement on Schedule TO, including an offer to purchase and other related materials, which Purchaser intends to file with the Securities and Exchange Commission. In addition, the Company intends to file with the Securities and Exchange Commission a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. These materials will be sent free of charge to all stockholders of the Company. In addition, investors and the Company’s stockholders will be able to obtain free copies of these materials and other documents filed by the Company, Dell and Purchaser with the Securities and Exchange Commission at the website of the Securities and Exchange Commission at www.sec.gov. Investors and stockholders of the Company may also obtain free copies of the documents filed with the Securities and Exchange Commission by the Company at the Company’s website at www.perotsystems.com. The Company’s stockholders are advised to read these documents, any amendments to these documents and any other documents relating to the tender offer that are filed with the Securities and Exchange Commission carefully and in their entirety prior to making any decisions with respect to the tender offer because they contain important information, including the terms and conditions of the tender offer.
Forward-looking Statements
Statements in this Current Report on Form 8-K that relate to future results and events are forward-looking statements based on the Company’s current expectations. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and stockholders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Company’s stockholders will tender their stock in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by the Company, as well as the tender offer documents to be filed by Dell and the Solicitation/Recommendation Statement to be filed by the Company. The Company assumes no obligation and does not intend to update these forward-looking statements.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In accordance with the terms of the Merger Agreement, on September 20, 2009, the Company’s Board authorized certain amendments to its change-in-control severance agreements providing that its named executive officers will receive the accelerated equity described under Item 1.01 above and cash severance benefits equal to two times the applicable executive’s base salary and incentive payment allowance, plus a pro rata bonus amount, without any precondition that the named executive officer incur an involuntary termination of employment. Each of the change-in-control severance agreements also provides that the applicable executive is entitled to a “gross-up” payment to make the executive whole for any federal excise tax imposed on the change of control or severance benefits received by the executive.
Item 7.01 Regulation FD Disclosure.
     On September 21, 2009, the Company and Dell issued a joint press release, a copy of which is furnished as Exhibit 99.1 hereto, announcing the execution of the Merger Agreement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated September 20, 2009, by and among Perot Systems Corporation, Dell Inc. and DII - Holdings Inc. (Pursuant to the rules of the U.S. Securities and Exchange Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.)

2.2
Form of Tender and Voting Agreement, dated September 20, 2009, by and among Perot Systems Corporation, Dell Inc., DII - Holdings Inc. and each of the following executive officers and directors of Perot Systems Corporation: Peter A. Altabef, Steven Blasnik, John S.T. Gallagher, Carl Hahn, DeSoto Jordan, Caroline S. Matthews, Thomas Meurer, Cecil H. Moore, Jr., Anthony J. Principi, Anuroop Singh, John E. Harper, Russell Freeman, Thomas D. Williams, John Lyon, Scott Barnes, Eugene L. Carrick, Steve Curts, Anurag Jain, Chuck Lyles and Jeff Renzi.

2.3
Form of Tender and Voting Agreement, dated September 20, 2009, by and among Perot Systems Corporation, Dell Inc., DII - Holdings Inc. and each of the following stockholders of Perot Systems Corporation: H. Ross Perot, HWGA, Ltd., The Perot Foundation, Petrus Financial Services Ltd., Perot Family Trust, Perot Investment Trust I, Perot Investment Trust II, Perot Investment Trust III, Perot Investment Trust IV and Perot Investment Trust V.

10.1	Third Amended and Restated License Agreement, dated September 20, 2009, between Perot Systems Family Corporation, H. Ross Perot, Ross Perot, Jr. and Perot Systems Corporation.

99.1	Joint Press release issued by Perot Systems Corporation and Dell Inc., dated September 21, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2009	PEROT SYSTEMS CORPORATION
	By:	/s/ Thomas D. Williams
Thomas D. Williams
Vice President, Chief Administrative Officer, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated September 20, 2009, by and among Perot Systems Corporation, Dell Inc. and DII - Holdings Inc. (Pursuant to the rules of the U.S. Securities and Exchange Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Commission upon request.)

2.2
Form of Tender and Voting Agreement, dated September 20, 2009, by and among Perot Systems Corporation, Dell Inc., DII - Holdings Inc. and each of the following executive officers and directors of Perot Systems Corporation: Peter A. Altabef, Steven Blasnik, John S.T. Gallagher, Carl Hahn, DeSoto Jordan, Caroline S. Matthews, Thomas Meurer, Cecil H. Moore, Jr., Anthony J. Principi, Anuroop Singh, John E. Harper, Russell Freeman, Thomas D. Williams, John Lyon, Scott Barnes, Eugene L. Carrick, Steve Curts, Anurag Jain, Chuck Lyles and Jeff Renzi.

2.3
Form of Tender and Voting Agreement, dated September 20, 2009, by and among Perot Systems Corporation, Dell Inc., DII - Holdings Inc. and each of the following stockholders of Perot Systems Corporation: H. Ross Perot, HWGA, Ltd., The Perot Foundation, Petrus Financial Services Ltd., Perot Family Trust, Perot Investment Trust I, Perot Investment Trust II, Perot Investment Trust III, Perot Investment Trust IV and Perot Investment Trust V.

10.1	Third Amended and Restated License Agreement, dated September 20, 2009, between Perot Systems Family Corporation, H. Ross Perot, Ross Perot, Jr. and Perot Systems Corporation.

99.1	Joint Press release issued by Perot Systems Corporation and Dell Inc., dated September 21, 2009.